UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 22, 2009
EMULEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31353	51-0300558

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Susan Street Costa Mesa, California	92626

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 662-5600
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition
On October 22, 2009, the Company issued a press release announcing its financial results for the first fiscal quarter ended September 27, 2009.
The press release is attached hereto as Exhibit 99.01 and is incorporated herein by this reference.
The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit Number	Exhibit Title or Description

99.01	Press release of Emulex Corporation dated October 22, 2009 (furnished pursuant to Item 2.02)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMULEX CORPORATION (Registrant)
Date: October 22, 2009	By:	/s/ MICHAEL J. ROCKENBACH
Michael J. Rockenbach, Executive Vice
President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title or Description

99.01	Press release of Emulex Corporation dated October 22, 2009 (furnished pursuant to Item 2.02)